Debt	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
Debt
Debt
As of December 31, 2018 and December 31, 2017, we had the following debt amounts outstanding:

(In US$ millions)	2018	2017
External debt agreements
Term Loan B	$2,686.4	$2,836.9
West Vela Facility	191.3	255.3
West Polaris Facility	150.8	205.6
Tender Rig Facility	56.2	83.3
Sub-total external debt	3,084.7	3,381.1

Related party debt agreements
West Vencedor Facility	—	24.7
Sub-total related party debt	—	24.7

Total external and related party debt	$3,084.7	$3,405.8

Term Loan B (previously the "Amended Senior Secured Credit Facilities")
Our Term Loan B facilities ("TLB") consists of a term loan and a linked $100.0 million revolving credit facility. We initially borrowed $1.8 billion under the term loan on February 21, 2014 and then a further $1.1 billion on June 26, 2014. This loan is subject to a 1% per year ($29.0 million) amortization payment with the balance of the loan then being repayable in February 2021. We had $2,636.4 million outstanding on the term loan at December 31, 2018. We have drawn $50 million under the $100 million revolving credit facility linked to the TLB. The remaining $50 million was available and undrawn at December 31, 2018. The revolving credit facility matured in February 2019 and was repaid.
During the year to December 31, 2018, we paid interest of LIBOR + 6.0% on the term loan and LIBOR + 2.25% on the revolving credit facility. LIBOR is subject to a 1% floor. We also pay a commitment fee of 0.5% on any unused portion of the revolving credit facility. As set out below, we have agreed to a 3.0% increase in margin on the term loan as part of an amendment to the TLB agreed in February 2018.
We have pledged the West Capella, West Aquarius, West Sirius, West Leo, West Capricorn, West Auriga and West Vencedor as collateral vessels under the TLB. The net book value of these drilling units at December 31, 2018 was $3.6 billion. We have also pledged substantially all the assets of our subsidiaries, which own or charter the collateral vessels as well as our investments in those companies.
In the year ended December 31, 2017 the TLB included certain covenants and other provisions that could cause amounts borrowed to become immediately due and payable. This included a covenant over the ratio of TLB debt to the EBITDA of the TLB collateral vessels. Based on our results for the year-ended December 31, 2017 this ratio would have been above the level permitted under the covenant. Therefore, unless cured, we would have violated this covenant when financial statements were delivered on April 30, 2018.
To address this, we agreed a modification to the terms of the TLB in February 2018. Under this amendment our lenders agreed to waive the leverage covenant until maturity. In return the TLB lenders received a 3% increase in margin on the term loan and a conditional prepayment of $120.8 million based on the successful outcome of the litigation with Tullow on the West Leo. Refer to Note 17 - "Commitments and contingencies" for further details. We were required to repay the West Vencedor facility and make the West Vencedor a collateral vessel under the TLB. The amendment also added certain other restrictions on our ability to transfer cash outside of the TLB collateral group. As part of this amendment we also agreed that our quarterly distributions would not exceed 10 cents per common unit unless the Consolidated net leverage ratio is below 4x during 2018 and below 5x thereafter.
West Vela facility (previously the "$1,450 million Senior Secured Credit Facility")
The West Vela facility consists of a term loan with four tranches. We initially incurred the liability to repay $443 million under this term loan when we acquired the West Vela from Seadrill in November 2014. The loan is subject to amortization payments of $40.3 million per year. We made a prepayment of $46.7 million in August 2017 and further prepayments of $11.8 million in February 2018 and $11.9 million in August 2018. The $120.8 million balloon payment is due in October 2020. We had $191.3 million outstanding on this loan at December 31, 2018.
We pay interest on the term loan at LIBOR plus a margin of between 1.20% and 4%, inclusive of guarantee fees, depending on the tranche.
We have pledged the West Vela as a collateral vessel under this facility. The net book value of the West Vela was $660.8 million at December 31, 2018. We have also pledged substantially all the assets of our subsidiaries which own and operate the West Vela, as well as our investments in those companies.
The West Vela facility includes certain covenants and other provisions that could cause amounts borrowed to become immediately due and payable.
West Polaris facility (previously the $420 million West Polaris Facility)
The West Polaris facility consists of a term loan and a linked revolving credit facility. We initially incurred the liability to repay $226 million under this term loan and $100 million under the revolving credit facility when we acquired the West Polaris from Seadrill in June 2015. The loan is subject to amortization payments of $36 million per year. We made a prepayment of $37.4 million in August 2017 and further prepayments of $9.4 million in February 2018 and August 2018. The $93.8 million balloon payment is due in July 2020. We had $150.8 million outstanding on this facility at December 31, 2018.
We pay interest on the term loan and revolving credit facility at LIBOR plus a margin of 3.25%. We also pay a commitment fee of 1.3% on any unused portion of the revolving credit facility.
We have pledged the West Polaris as a collateral vessel under this facility. The net book value of the West Polaris was $525.8 million at December 31, 2018. We have also pledged substantially all the assets of our subsidiaries which own and operate the West Polaris, as well as our investments in those companies.
The West Polaris facility includes certain covenants and other provisions that could cause amounts borrowed to become immediately due and payable.
Tender rig facility (previously the $440 million Rig Financing Agreement)
The Tender Rig facility consists of two term loans. We initially borrowed $100.5 million and $93.1 million under intercompany loans from Seadrill when we acquired the T-15 and T-16 in May 2013 and October 2013 respectively. These intercompany loans were back to back with an external debt facility Seadrill had used to finance the construction of the T-15 and T-16. In August 2017, we amended the terms of these loans so that we held the facility directly with the external lender.
We are required to make amortization payments of $19.8 million per year against this facility. We made a prepayment of $15.8 million in August 2017 when we amended the facility and paid further prepayments of $3.8 million in February 2018 and $3.7 million in August 2018. The $31.2 million balloon payment is due in June 2020. We had $56.2 million outstanding on this loan at December 31, 2018.
We pay interest on these loans at LIBOR plus a margin of 4.25%.
We have pledged the T-15 and T-16 as collateral vessels under this facility. The net book value of the T-15 and T-16 was $228.7 million at December 31, 2018. We have also pledged substantially all the assets of our subsidiaries which own and operate the T-15 and T-16, as well as our investments in those companies.
The Tender Rig facility includes certain covenants and other provisions that could cause amounts borrowed to become immediately due and payable.
West Vencedor Loan Agreement
The West Vencedor Loan Agreement facility was a term loan due to Seadrill. The outstanding balance of the loan at December 31, 2018 was nil as the facility was repaid during the year. We paid interest on the facility at LIBOR plus a margin of 2.3%.
We previously pledged the West Vencedor as a collateral vessel under this facility. After repaying the facility the West Vencedor was pledged as collateral to the TLB.
Debt repayments by year
The outstanding debt as of December 31, 2018 is repayable as follows:

(In US$ millions)	2018
2019	$175.1
2020	331.1
2021	2,578.5
2022	—
2023	—
2024 and thereafter	—
Total external and related party debt	$3,084.7

Presentation in Consolidated Balance Sheet
We present external debt net of debt issuance costs. The below tables show how the above balances are presented in the Consolidated Balance Sheet:

	Outstanding debt as of December 31, 2018
(In $ millions)	Principal outstanding	Debt Issuance Costs	Total Debt
Current portion of long-term external debt	$175.1	$(12.2)	$162.9
Long-term external debt	2,909.6	(13.4)	2,896.2
Total interest bearing debt	$3,084.7	$(25.6)	$3,059.1

	Outstanding debt as of December 31, 2017
(In $ millions)	Principal outstanding	Debt Issuance Costs	Total Debt
Current portion of long-term external debt	$175.1	$(12.2)	$162.9
Long-term external debt	3,206.0	(25.8)	3,180.2
Total external debt	$3,381.1	$(38.0)	$3,343.1
Current portion of long term related party debt	$24.7	$—	$24.7
Total interest bearing debt	$3,405.8	$(38.0)	$3,367.8